EXHIBIT 21.1

Janus Living, Inc.

Subsidiaries Following Completion of the Formation Transactions

Entity Name	Jurisdiction of Organization or Formation
Alewife PropCo 1, LLC	Delaware
Bothell OpCo 1, LLC	Delaware
Bothell PropCo 1, LLC	Delaware
Brandywine GP, LLC	Delaware
Brandywine HoldCo A, LLC	Delaware
Brandywine HoldCo B, LLC	Delaware
Brandywine PropCo 1, LLC	Delaware
CCRC – Freedom Fairways Golf Course, LLC	Delaware
CCRC – Freedom Pointe at the Villages, LLC	Delaware
CCRC – Lake Port Square, LLC	Delaware
CCRC – Regency Oaks, LLC	Delaware
CCRC – South Port Square, LLC	Delaware
CCRC HoldCo – Holland, LLC	Delaware
CCRC OpCo – Bradenton, LLC	Delaware
CCRC OpCo – Cypress Village, LLC	Delaware
CCRC OpCo – Freedom Square, LLC	Delaware
CCRC OpCo – Galleria Woods, LLC	Delaware
CCRC OpCo – Gleannloch Farms, LLC	Delaware
CCRC OpCo – Holland, LLC	Delaware
CCRC OpCo – Sun City Center, LLC	Delaware
CCRC OpCo Ventures, LLC	Delaware
CCRC PropCo – Bradenton, LLC	Delaware
CCRC PropCo – Cypress Village, LLC	Delaware
CCRC PropCo – Freedom Plaza, LLC	Delaware
CCRC PropCo – Freedom Square, LLC	Delaware
CCRC PropCo – Galleria Woods, LLC	Delaware
CCRC PropCo – Gleannloch Farms, LLC	Delaware
CCRC PropCo – Holland, LLC	Delaware
CCRC PropCo – Homewood Residence, LLC	Delaware
CCRC PropCo – Lady Lake, LLC	Delaware
CCRC-Brandywine, LLC	Delaware
Cypress Garden Homes, LLC	Delaware
East Cobb OpCo 1, LLC	Delaware
East Cobb PropCo 1, LLC	Delaware
FDG-Vintage Park II Property, LLC	Delaware
HCP MA3 Pennsylvania, LP	Delaware
HCP MA3 Virginia, LP	Delaware
HCP S-H OpCo TRS, LLC	Delaware
HCP S-H Sunrise OpCo HoldCo, LLC	Delaware
Janus Fund 1, LLC	Delaware

Janus Living OP, LLC	Maryland
Janus Living TRS, LLC	Delaware
Lake Port Square PropCo 1, LLC	Delaware
Lake Seminole Square PropCo 1, LLC	Delaware
Lake Seminole Square, LLC	Delaware
Leesburg OpCo 1, LLC	Delaware
Leesburg PropCo 1, LLC	Delaware
LPC OpCo HoldCo, LLC	Delaware
LPC PropCo HoldCo, LLC	Delaware
Nona Lakes OpCo 1, LLC	Delaware
Nona Lakes PropCo 1, LLC	Delaware
Quadrangle HoldCo A, LLC	Delaware
Quadrangle HoldCo B, LLC	Delaware
Regency Oaks PropCo 1, LLC	Delaware
S-H 2014 OpCo TRS, Inc.	Delaware
SH 2019 OpCo HoldCo I, LLC	Delaware
SH 2019 OpCo HoldCo II, LLC	Delaware
SH 2019 OpCo HoldCo III, LLC	Delaware
SH 2019 OpCo TRS I, LLC	Delaware
SH 2019 OpCo TRS II, LLC	Delaware
SH 2019 OpCo TRS III, LLC	Delaware
SH 2019 REIT I, LLC	Delaware
SH 2019 REIT II, LLC	Delaware
SH 2019 REIT III, LLC	Delaware
SH 2019 Ventures, LLC	Delaware
S-H OpCo Clear Lake, LLC	Delaware
S-H OpCo First Colony, LLC	Delaware
S-H OpCo Galleria, LLC	Delaware
S-H OpCo Germantown, LLC	Delaware
SH OpCo HoldCo, LLC	Delaware
SH OpCo Olney, LLC	Delaware
S-H OpCo Park at Vernon Hills, LLC	Delaware
S-H OpCo Pecan Park, LLC	Delaware
S-H OpCo Terrace Memorial City, LLC	Delaware
S-H OpCo Terrace West, LLC	Delaware
SH OpCo The Fairfax, LLC	Delaware
SH OpCo The Quadrangle, LLC	Delaware
S-H OpCo Vintage Park AL, LLC	Delaware
SH OpCo Vintage Park II, LLC	Delaware
SH PropCo Clear Lake, LLC	Delaware
SH PropCo First Colony, LLC	Delaware
SH PropCo Galleria, LLC	Delaware
SH PropCo Germantown, LLC	Delaware

SH PropCo HoldCo, LLC	Delaware
SH PropCo Olney II, LLC	Delaware
SH PropCo Park at Vernon Hills, LLC	Delaware
SH PropCo Pecan Park, LLC	Delaware
SH PropCo Terrace Memorial City, LLC	Delaware
SH PropCo Terrace West, LLC	Delaware
SH PropCo Vintage Park AL, LLC	Delaware
S-H Thirty-Five OpCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Lowry, LLC	Delaware
S-H Thirty-Five OpCo - North Richland Hills, LLC	Delaware
S-H Thirty-Five OpCo - Round Rock, LLC	Delaware
S-H Thirty-Five OpCo - San Marcos, LLC	Delaware
S-H Thirty-Five OpCo - Westland Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Lowry, LLC	Delaware
S-H Thirty-Five PropCo - North Richland Hills 1, LLC	Delaware
S-H Thirty-Five PropCo - North Richland Hills 2, LLC	Delaware
S-H Thirty-Five PropCo - Round Rock, LLC	Delaware
S-H Thirty-Five PropCo - San Marcos, LLC	Delaware
S-H Thirty-Five PropCo - Westland Meridian, LLC	Delaware
South Port Square PropCo 1, LLC	Delaware
The Villages PropCo 1, LLC	Delaware
West Cobb OpCo 1, LLC	Delaware
West Cobb PropCo 1, LLC	Delaware
Wildwood OpCo 1, LLC	Delaware
Wildwood PropCo 1, LLC	Delaware